As filed with the Securities and Exchange Commission on June 29, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 – April 30, 2009

ITEM 1. REPORT TO STOCKHOLDERS.

FOUNTAINHEAD SPECIAL VALUE FUND

Semi-Annual Report

April 30, 2009

(Unaudited)

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

Dear Shareholder,

For the six months ended 4/30/09, the Fountainhead Special Value Fund (the “Fund”) (KINGX) returned -0.94%, outperforming its benchmark index, the Russell 2500 Index, which returned -3.92%. While the environment has been extremely trying for investors over the past 18 months, the Fund has outperformed its benchmark for the 1-year ended 4/30/09 (KINGX -25.60% versus -32.35% for the Russell 2500). For the period ended 4/30/09, the Fund’s 1-year, 5-year, and 10-year average annual returns were -25.60%, -6.36%, and -0.04%, respectively. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 800-868-9535. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.17%. However, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2010, to limit Total Annual Fund Operating Expenses to 1.75%. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares held less than 180 days will be subject to a 1.00% redemption fee.)

The last six months have been difficult ones for the financial markets and investors as highlighted by the collapse of Lehman Brothers in September and the corresponding fallout in the financial markets during the fall of 2008. The last two months of the six-month period were marked by a significant stock market rally as it became evident that the worst fears of many investors would not be realized and the economy may, in fact, recover from the financial crisis. While the Fund experienced a negative return during the six-month period, it did perform better than the overall market due to the purchase of stocks in high quality, low-leveraged companies. We remain optimistic about our holdings and about the opportunities that we currently see in the market. To highlight a few of our successes during the six months ended 4/30/09, Textron, Inc., an aerospace company, rose 99.0% from the price at which it was purchased; Expedia, an online travel company, rose 59.8%; Research in Motion, Ltd., a smart phone technology company, appreciated 47.0%; Broadridge Financial Solutions, Inc., a financial services outsourcing company, rose 41.0%; and Express Scripts, Inc., a pharmacy benefit management company, rose 34.3%.

On the flip side, performance over the six-month period was hindered by some of the Fund’s insurance stocks. Lincoln National, Genworth Financial, and Hartford Financial all declined 66.2%, 46.3%, and 71.3%, respectively. All were sold during the fiscal period. In addition, Nokia and Pharmaceutical Product Development each declined 23.7% and 39.7%, respectively. These too were sold. Wright Medical Group, Inc. and Genzyme Corporation both fell 40.7% and 26.8%, respectively, but are being held as we believe that these companies possess strong balance sheets, solid franchise values, and are well positioned for future growth.

We remain optimistic about the prospects for an appreciable improvement in the Fund’s performance. Investors entered the second quarter with a ray of optimism as markets rebounded during the first several weeks. Given the depressed market valuations of a wide array of companies when compared to their intrinsic value and long-term, fundamental prospects, there appear to be ample and compelling opportunities for investors to benefit from well-selected equity investments which should produce positive returns over the next nine to twelve months. Interestingly, merger and acquisition (“M&A”) activity has picked up since December 2008, especially if one excludes the forced marriages of many financial institutions at fire sale prices in the fall of 2008 from the baseline. In 2006, the average premium paid in an acquisition was 19% for the year. Over the past five months, the average premium paid rose to 60%, indicating while many stocks are trading at low valuations, their respective private-market values are still significantly higher than indicated by today’s prices. The acceleration in M&A activity also begs the question, if corporations believe many companies can be purchased on Wall Street for less than the amount it would take to build or create the same equity, shouldn’t individuals be buying as well?

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

M&A activity in 2008 was dominated by the likes of Washington Mutual, Merrill Lynch, Wachovia, etc. All distressed institutions, which were being acquired at a fire-sale price. Since December, acquisitions have been made in a much wider variety of industries. For example, during the first quarter of 2009, dollar transactions in the pharmaceutical industry (at $166 billion) were 50% higher than the total volume of transactions made in all of 2008. In addition, the prices paid have been fairly healthy across all industries. In four out of the past five months, the average premium paid has been above of 57%. This trend certainly creates opportunities for a well-positioned investor.

Another interesting factor is how many transactions are largely or entirely in cash. When the market is soaring and valuations are high, companies are likely to use their stock to pay for acquisitions. However, today’s transactions are being structured largely with cash payments because the managements of the acquiring companies view their own stock as being valued too cheaply. This is another positive sign for individual investors as company fundamentals may not be as poor as many investors believe. To illustrate this point, on April 20, 2009, three potential transactions were announced: Oracle’s $7.4 billion acquisition of Sun Microsystems in cash, GlaxoSmithKline’s $3.6 billion acquisition of Stiefel Laboratories in cash, and PepsiCo’s $6 billion acquisition of two of its bottlers for 50% cash and 50% stock. The fact that cash is being used to make acquisitions also underscores another important point that is frequently overlooked in today’s market which is dominated by headlines regarding balance sheet problems at financial institutions: many large companies have very strong balance sheets and generate significant cash flows.

At King Investment Advisors, we use private-market valuation as part of our three-pronged buy approach. As a result, we seek undiscovered gems with solid fundamentals in the marketplace, which are trading at fifty cents on the dollar. Often these inefficiencies do not exist for long periods of time and, during the firm’s history, clients have benefited nicely from acquisitions of companies held in their portfolios. Often these acquisitions are at very nice premiums. We believe that today’s marketplace possesses many characteristics and catalysts which may lead to increased M&A activity, and we believe KINGX is well positioned to capitalize on these developments.

Sincerely,

Roger E. King, CFA	Leah R. Bennett, CFA
Chairman and President	Managing Director
King Investment Advisors, Inc.	King Investment Advisors, Inc.

The views in this report were those of the Fund managers as of April 30, 2009, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio. All current and future portfolio holdings are subject to risk. There can be no guarantee of success with any technique, strategy or investment.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. One cannot invest directly in an index.

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

The Fund’s investments in small- and medium-sized companies involve greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. In addition, the Fund’s portfolio may be overweight in an industry sector in which any negative development affecting that sector will have a greater impact on the Fund’s performance.

FOUNTAINHEAD SPECIAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS

APRIL 30, 2009

	Average Annual Total Return

	One Year	Five Year	Ten Year
Fountainhead Special Value Fund	(25.60)%	(6.36)%	(0.04)%
Russell 2500 Index	(32.35)%	(0.70)%	3.92%

The above chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund (the “Fund”), compared with broad-based securities market indices, for the past ten years. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 868-9535. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s annual operating expense ratio (gross) for the previous fiscal year was 3.17%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expense through February 28, 2010, to limit Total Annual Fund Operating Expenses to 1.75%. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Prior to September 17, 2001, the Fund was a series of AmeriPrime Funds (another mutual fund). The AmeriPrime series maintained substantially similar investment objectives and investment policies to that of the Fund. AmeriPrime series was managed by the Adviser. The Fund’s performance for the periods before September 17, 2001, is that of the AmeriPrime series and reflects the expenses of the AmeriPrime series. The estimated net expenses of the AmeriPrime were equal to or less than the net expenses of the Fund.

FOUNTAINHEAD SPECIAL VALUE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

Shares	Security Description	Value
Common Stock - 96.8%
Basic Materials - 2.9%
2,500	Potash Corporation of Saskatchewan, Inc.	$216,225

Biotechnology - 3.5%
9,600	Charles River Laboratories International, Inc. (a)	265,440

Consumer Staples - 2.5%
6,000	CVS Caremark Corporation	190,680

Drugs/Pharmaceutical Preparations - 22.1%
8,800	Cephalon, Inc. (a)	577,368
13,500	Endo Pharmaceuticals Holdings Inc. (a)	223,290
10,000	Genzyme Corporation (a)	533,300
24,700	Mylan, Inc. (a)	327,275

		1,661,233

Energy - 4.6%
4,500	Anadarko Petroleum Corporation	193,770
4,000	Contango Oil & Gas Company (a)	151,560

		345,330

Health Care Services - 9.3%
5,800	Express Scripts, Inc. (a)	371,026
2,400	Virtual Radiologic Corporation (a)	21,984
7,000	Waters Corporation (a)	309,190

		702,200

Industrials - 4.5%
31,500	Textron, Inc.	337,995

Insurance Carriers - 9.6%
26,300	First Mercury Financial Corporation (a)	347,686
13,961	Tower Group, Inc.	379,599

		727,285

Medical Products - 9.3%
22,900	Hologic, Inc. (a)	340,294
26,300	Wright Medical Group, Inc. (a)	361,625

		701,919

Multi-Industry - 2.5%
7,500	Loews Corporation	186,675

Shares	Security Description	Value

Technology - 22.7%
9,000	Accenture, Ltd., Class A	$264,870
20,667	BancTec, Inc. (a) (b)	143,636
18,200	Broadridge Financial Solutions, Inc.	352,170
28,000	Expedia, Inc. (a)	381,080
12,400	Fidelity National Information Services, Inc.	221,340
5,000	Research In Motion, Ltd. (a)	347,500

		1,710,596

Telecommunications - 3.3%
8,700	Telephone and Data Systems, Inc.	249,429

Total Common Stock (Cost $7,435,168)		7,295,007

Total Investments in Securities - 96.8% (Cost $7,435,168)*		$7,295,007
Other Assets & Liabilities, Net - 3.2%		237,819

NET ASSETS - 100.0%		$7,532,826

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933.

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$1,086,323
Gross Unrealized Depreciation	(1,226,484)

Net Unrealized Appreciation (Depreciation)	$(140,161)

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$7,295,007
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–

Total Investments	$7,295,007

PORTFOLIO HOLDINGS % of Total Investments

Basic Materials	3.0%
Biotechnology	3.6%
Consumer Staples	2.6%
Drugs/Pharmaceutical Preparations	22.9%
Energy	4.7%
Health Care Services	9.6%
Industrials	4.6%
Insurance Carriers	10.0%
Medical Products	9.6%
Multi-Industry	2.6%
Technology	23.4%
Telecommunications	3.4%

100.0%

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2009

ASSETS
Total investments, at value (Cost $7,435,168)	$7,295,007
Cash	110,961
Receivables:
Portfolio securities sold	77,156
Fund shares sold	348,133
Dividends and interest	710
From investment adviser	31,636
From service provider	14,548
Trustees fees and expenses	18
Prepaid expenses	7,493

Total Assets	7,885,662

LIABILITIES
Payables:
Fund shares redeemed	348,133
Accrued Liabilities:
Fund service fees	236
Other expenses	4,467

Total Liabilities	352,836

NET ASSETS	$7,532,826

COMPONENTS OF NET ASSETS
Paid-in capital	$11,579,569
Accumulated undistributed (distributions in excess of) net investment income	(36,681)
Accumulated net realized gain (loss) on investments	(3,869,901)
Net unrealized appreciation (depreciation) on investments	(140,161)

NET ASSETS	$7,532,826

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $7,532,826 and 597,164 shares outstanding at $0.00 par value (unlimited shares authorized)	$12.61

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 2009

INVESTMENT INCOME
Dividend income (net foreign withholding taxes of $38)	$20,596
Interest income	165

Total Investment Income	20,761

EXPENSES
Investment adviser fees	32,708
Fund service fees (Note 3)	78,181
Custodian fees	2,632
Professional fees	21,602
Trustees’ fees and expenses	126
Registration fees	8,204
Miscellaneous expenses	10,944

Total Expenses	154,397
Fees waived and reimbursed	(96,955)

Net Expenses	57,442

NET INVESTMENT INCOME (LOSS)	(36,681)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(1,686,471)
Net change in unrealized appreciation (depreciation) on investments	1,641,874

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(44,597)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(81,278)

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2009	Year Ended October 31, 2008
OPERATIONS
Net investment income (loss)	$(36,681)	$(102,172)
Net realized gain (loss) on investments	(1,686,471)	(2,183,430)
Net change in unrealized appreciation (depreciation) on investments	1,641,874	(3,920,439)

Increase (Decrease) in Net Assets from Operations	(81,278)	(6,206,041)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains	–	(298,880)

CAPITAL SHARE TRANSACTIONS
Sale of shares	374,696	494,625
Reinvestment of distributions	–	277,355
Redemption of shares	(488,638)	(3,020,708)
Redemption fees	–	76

Increase (Decrease) from Capital Transactions	(113,942)	(2,248,652)

Increase (Decrease) in Net Assets	(195,220)	(8,753,573)

NET ASSETS
Beginning of period	7,728,046	16,481,619

End of period (a)	$7,532,826	$7,728,046

SHARE TRANSACTIONS
Sale of shares	29,917	28,652
Reinvestment of distributions	–	13,683
Redemption of shares	(39,851)	(165,448)

Increase (Decrease) in Shares	(9,934)	(123,113)

(a) Amount includes accumulated undistributed (distributions in excess of) net investment income	$(36,681)	$–

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Six Months Ended April 30, 2009		Year Ended October 31,
			2008		2007		2006		2005	2004
NET ASSET VALUE, Beginning of Period	$12.73		$22.57		$22.35		$19.71		$17.52	$15.17

INVESTMENT OPERATIONS
Net investment income (loss)	(0.06)		(0.16	)(a)	(0.21	)(a)	(0.18	)(a)	0.03 (a)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.06)		(9.27)		0.43		2.85		2.15	2.47

Total from Investment Operations	(0.12)		(9.43)		0.22		2.67		2.18	2.34

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		–		–		(0.03)		–	–
Net realized gain on investments	–		(0.41)		–		–		–	–

Total Distributions to Shareholders	–		(0.41)		–		(0.03)		–	–

Redemption Fee (a)	–		–	(b)	–	(b)	–	(b)	0.01	0.01

NET ASSET VALUE, End of Period	$12.61		$12.73		$22.57		$22.35		$19.71	$17.52

TOTAL RETURN	(0.94	)%(c)	(42.45)%		0.98%		13.54%		12.50%	15.49%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$7,533		$7,728		$16,482		$16,928		$16,645	$16,121

Ratios to Average Net Assets:
Net expenses	1.58	%(d)	1.50%		1.50%		1.50%		1.50%	1.50%
Gross expenses (e)	4.24	%(d)	3.18%		2.27%		2.25%		2.19%	1.91%
Net investment income (loss)	(1.01	)%(d)	(0.88)%		(0.92)%		(0.83)%		0.13%	(0.56)%

PORTFOLIO TURNOVER RATE	58	%(c)	139%		133%		95%		95%	133%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

NOTE 1.  Organization

The Fountainhead Special Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of April 30, 2009, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 31, 1996. The Fund seeks long-term capital growth through primarily investing in the common stocks of small and medium size companies. Small and medium size companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

NOTE 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation - Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

The aggregate value by input level, as of April 30, 2009, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income, and Realized Gain and Loss - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Restricted Securities - The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

Distributions to Shareholders - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of October 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended October 31, 2008, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation - The Trust accounts separately for the assets, liabilities, and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies - In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

New Accounting Pronouncements - In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. At this time, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional disclosures may be required about the use of derivative instruments and hedging items.

NOTE 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser - King Investment Advisors, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund’s average daily net assets.

Distribution - Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Distributor receives no compensation from the Fund for its distribution services.

Other Service Providers - Atlantic provides fund accounting, fund administration and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers - The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Fund are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

NOTE 4.  Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2010, to limit annual operating expense to 1.75%. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the period ended April 30, 2009, fees waived and reimbursed were as follows:

Investment Adviser Waived	Other Waivers	Total Fees Waived
$28,703	$68,252	$96,955

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

NOTE 5. Security Transactions

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments for the six months ended April 30, 2009, were $4,024,842 and $4,046,586, respectively.

NOTE 6. Federal Income Tax and Investment Transactions

As of October 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	$(2,183,430)
Unrealized Appreciation (Depreciation)	(1,782,035)

Total	$(3,965,465)

NOTE 7.  Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION

APRIL 30, 2009

Investment Advisory Agreement Approval

At the December 12, 2008, Board meeting, the Board, including the Independent Trustees, considered the renewal of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from representatives of the Adviser, discussing the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement in performing services for the Fund. The Board also considered information regarding the experience and professional background of the portfolio managers at the Adviser and the qualifications of the portfolio managers and other personnel who would have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement. The Board reviewed the Adviser’s summary of its financial condition as of October 31, 2008. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board also considered that the Adviser continues contractually to limit certain advisory expenses and, as necessary, reimburse Fund expenses through February 28, 2009. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund and that the Adviser was sufficiently financially stable to provide services to the Fund.

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION

APRIL 30, 2009

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information regarding fees and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate was lower than the median advisory fee for funds in its Lipper Inc. peer group. The Board also noted that the Fund’s actual total expense ratio was higher than the median of its Lipper Inc. peer group. Based on the foregoing and on all of the information presented, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board considered the Fund’s performance over the one-, three- (annualized) and five-year (annualized) periods ended September 30, 2008, noting that the Fund had underperformed the Russell 2500 Index benchmark for the periods. The Board considered the Adviser’s representation that it has consistently followed its investment discipline over time with respect to the Fund. The Board concluded that the Fund’s performance was reasonable relative to its peers and benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund is not likely in the near future to experience economies of scale. The Board considered the size of the Fund and concluded that it would not currently be necessary to consider the implementation of fee breakpoints until the time that assets under management are larger.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund other than its partial management fee from the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board (including a majority of the Independent Trustees) concluded that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 868-9535

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION

APRIL 30, 2009

and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 868-9535 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008, through April 30, 2009.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$990.58	$7.80	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

King Investment Advisors, Inc. c/o Atlantic Fund Administration, LLC P.O. Box 588 Portland, ME 04112 (800) 868-9535

Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588 Portland, ME 04112

Distributor

Foreside Fund Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

222-SAR-0409

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	6/22/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	6/22/09

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	6/22/09